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                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         TALLEY INDUSTRIES, INC.
         -----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).
[   ]  $500 per each  party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on  table below per  Exchange Act Rules  14a-6(i)(4) and
       0-11.
       1)  Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           -----------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

           -----------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]  Check box if  any part of the fee  is offset as provided  by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              ---------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              ---------------------------------------------
       (3)    Filing Party:

              ---------------------------------------------
       (4)    Date Filed:

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
[TALLEY INDUSTRIES LOGO]
2702 N. 44th Street
Phoenix, Arizona 85008


                NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS

    To the Stockholders:

    The Annual Meeting of Stockholders of Talley Industries, Inc., a Delaware corporation, will be held on May 3, 1994, at 11:00 a.m. Mountain Standard Time, at the Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona 85016, for the following purposes:

    1. To elect four directors for terms expiring in 1997, with the holders of the Company's Common Stock having the exclusive right to elect such directors;

    2. To elect two directors for terms expiring at the next Annual Meeting of Stockholders, with the holders of the Company's Series A Convertible Preferred Stock, Series B Cumulative Convertible Preferred Stock and Series D Cumulative Convertible Preferred Stock having the exclusive right, voting as a single class, to elect such directors pursuant to the respective certificates of designation of such series of preferred stock; and

    3. To transact any other business which may properly come before the meeting or any adjournment thereof.

    These items are more fully described in the following pages, which are hereby made a part of this Notice. Only stockholders of record at the close of business on March 8, 1994 will be entitled to vote by proxy or in person at the meeting.

    Please mark, sign, date and return the enclosed proxy card(s) in the enclosed envelope, which requires no postage. The proxy card for Common Stock is white, and the proxy card for Preferred Stock is white with a blue stripe. If you own both Common and Preferred Stock, please execute and return both cards. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF
SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. The signed proxy will not be used if you attend the meeting in person and so request.

                              By order of the Board of Directors,

                              Mark S. Dickerson
                              Secretary
Phoenix, Arizona
March 29, 1994

                           TALLEY INDUSTRIES, INC.
                            2702 NORTH 44TH STREET
                            PHOENIX, ARIZONA 85008
                               ---------------
                               PROXY STATEMENT
                               ---------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 3, 1994

I. SOLICITATION

    This Proxy Statement, and the accompanying proxy card(s), are furnished in connection with the solicitation by the Board of Directors of TALLEY
INDUSTRIES, INC. (the "Company") of proxies from holders of the Company's Common Stock, Series A Convertible Preferred Stock ("Series A"), Series B Cumulative Convertible Preferred Stock ("Series B"), and Series D Cumulative Convertible Preferred Stock ("Series D") (the Series A, Series B and Series D being collectively referred to herein as the "Preferred Stock") to be voted at the annual meeting of stockholders to be held at 11:00 a.m. Mountain Standard Time, at the Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona 85016 on Tuesday, May 3, 1994 (and any adjournment thereof), for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the "Notice of Meeting"). The four directors referred to in paragraph 1 of the accompanying Notice of Meeting will be elected exclusively by the holders of the Common Stock (the "Common Stockholders") and the two directors referred to in paragraph 2 of the Notice of Meeting will be elected exclusively by the holders of the Preferred Stock (the "Preferred Stockholders"), voting as a single class. Therefore, separate proxy cards have been supplied for Common and Preferred Stock. If you hold both Common and Preferred Stock, you will receive two proxy cards, one white card (for Common Stock) and one white card with a blue stripe (for Preferred Stock). Such proxies are revocable at any time prior to being voted either (i) if you attend the meeting in person and so request, or (ii) upon receipt of written notice by the Secretary of the Company prior to the meeting (including the filing of a duly executed proxy bearing a later date). Only stockholders of record at the close of business on March 8, 1994 will be entitled to vote at the meeting and any adjournment thereof.

    The cost of soliciting proxies will be borne by the Company. The Company has retained Kissel-Blake, Inc. to assist in the solicitation of proxies at a fee of $7,000, plus expenses. Without additional compensation, directors, officers and employees of the Company may solicit proxies by further mailing, personal conversation, telephone or telecopy.

    The Company will reimburse brokerage firms and others for their expenses in forwarding the annual report of the Company and proxy materials to the beneficial owners of the Company's Common Stock and Preferred Stock.

    Enclosed herewith is a copy of the annual report of the Company for the fiscal year ended December 31, 1993. The annual report is not to be considered a part of this proxy soliciting material. This Proxy Statement and the accompanying proxy card(s) are being mailed to stockholders on or about March 29, 1994.

II. VOTING SECURITIES

    On January 31, 1994, the Company had outstanding 10,047,023 shares of Common Stock, 70,988 shares of Series A, 1,548,317 shares of Series B, and 120,293 shares of Series D. The holders of Common Stock, Series B and Series D are entitled to one vote per share, and the holders of Series A are entitled to four-tenths of one vote per share. With certain exceptions, if a quorum is present at any meeting of the stockholders, matters properly coming before that meeting (other than election of directors) shall be decided by a majority of the number of votes present and entitled to vote at the meeting. Abstentions will be counted as present and entitled to vote for purposes of such matters and will have the same effect as a vote against such matters. Broker non-votes, however, will not be counted as present and entitled to vote on such matters and will have no effect on the outcome of such matters. The voting for the election of directors may, but need not, be by ballot.
Directors will be elected by a plurality of the votes cast at the stockholders' meeting. Abstentions may not be specified on the election of directors. Votes for the election of directors may only be cast for or withheld. Because the directors will be elected by a plurality vote, votes withheld and broker non-votes will have no effect on the election of directors. Votes are counted by the Company's proxy tabulators and inspectors of election.

III. STOCKHOLDER PROPOSALS

    If any stockholder of the Company wishes to submit a proposal to be inserted in the proxy material for the Annual Meeting of Stockholders in 1995, such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received in writing by the Secretary of the Company on or before November 29, 1994. The Company received no such proposals for the 1994 Annual Meeting of Stockholders.

    If a stockholder desires to bring business before an annual meeting of stockholders which is not the subject of a proposal timely submitted for inclusion in the proxy statement as described above, the stockholder must follow procedures outlined in the Company's Bylaws. Pursuant to the Company's Bylaws, a stockholder may propose business to be considered at the meeting, provided that the stockholder (i) is a stockholder of record at the time of giving notice to the Company of the proposal and is entitled to vote at the annual meeting of stockholders to which the proposal relates, and
(ii) complies with the notice procedures of Article II, Section 8 of the Bylaws. That section provides that the proposing stockholder must deliver notice of the proposal to the Company's Secretary not earlier than the 90th day nor later than the 60th day prior to the first anniversary of the preceding year's annual meeting. The required notice must contain certain information, including information about the stockholder, as prescribed by the Bylaws. No proposals were received from any stockholder for consideration at the 1994 Annual Meeting of Stockholders.

    The Bylaws also provide procedures for stockholders to nominate directors for election at an annual meeting of stockholders. These procedures are discussed later in this Proxy Statement. See "The Board of Directors and its Committees -- Nominating Committee."

IV. THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board of Directors has delegated certain authority to committees. The Board of Directors held six meetings during 1993.

AUDIT COMMITTEE

    The Audit Committee currently consists of six directors -- Messrs. Benson, Foster, Hoopes, Nielsen, Orlando and Victor -- none of whom are officers or employees of the Company or its subsidiaries or affiliates. The Committee held two meetings in 1993. The primary function of the Audit Committee is to provide an opportunity for direct communication between the Board of Directors and the Company's independent auditors. The Committee deals with the accuracy and completeness of the Company's financial statements and related matters. It meets with the independent auditors and from time to time reviews with management and the independent auditors the procedures established for the preparation of the Company's financial reports. Finally, the Committee makes recommendations to the Board of Directors regarding the appointment of a firm of independent auditors.

EXECUTIVE COMPENSATION COMMITTEE

    The Executive Compensation Committee was organized to establish executive compensation levels, to administer and manage the Company's incentive compensation plans and to determine the individuals to whom incentive awards should be granted and the terms of such awards. The Committee, which held three meetings in 1993, currently consists of Messrs. MacNaughton, Nielsen, Stodder and Ulrich. Prior to May 5, 1993, the Committee consisted of Messrs. MacNaughton, Nielsen, Reddy and Stodder. Mr. Reddy passed away in August 1993. See the "Executive Compensation Committee Report" under "Executive Compensation" below for information on the Committee's 1993 compensation determination for executive officers.

NOMINATING COMMITTEE

    The Company does not have a standing Nominating Committee. The function of nominating directors is carried out by the entire Board of Directors. Pursuant to the Company's Bylaws, a stockholder may nominate persons for election as director, provided that the stockholder (i) is a stockholder of record at the time of the nomination and is entitled to vote at the annual meeting of stockholders to which the nomination relates, and (ii) complies with the notice procedures of Article II, Section 8 of the Bylaws. That section provides that the nominating stockholder must deliver notice of the nomination to the Company's Secretary not earlier than the 90th day nor later than the 60th day prior to the first anniversary of the preceding year's annual meeting. The required notice must contain certain information, including information about the nominee, as prescribed in the Bylaws. No nominations were received from any stockholder for the election of directors at the 1994 Annual Meeting of Stockholders.

DIRECTOR COMPENSATION

    Employee directors receive no compensation for service on the Board or its committees. Non-employee directors are paid a retainer at the rate of $24,000 per year and fees of $1,000 for each special Board meeting held by telephone conference and $650 for each committee meeting. Travel and related expenses incurred by directors in connection with Board or committee meetings are reimbursed by the Company.

    The Talley Industries, Inc. Retirement Plan (Directors Only) (the "Directors" Retirement Plan'') provides non-employee directors deferred compensation in recognition of personal services rendered if they have served as a director of the Company for at least five years. Based upon compensation received solely for being a director, the Directors' Retirement Plan provides each non-employee director an annual retirement benefit equal to his eligible compensation for the full year of service during which his compensation was the highest within the three years immediately preceding his retirement or termination. The Directors' Retirement Plan was amended effective as of January 1, 1991, and lump sum payments of accrued benefits (discounted to present value and adjusted for tax effects) were paid out during 1991 to all directors and retired directors who had attained the age of 68. Directors who retired on or before January 1, 1991 will receive no further payments. The Company has the right to prospectively amend or discontinue the Directors' Retirement Plan. In addition, non-employee directors receive benefits under a medical plan provided by the Company. Effective January 1, 1994, non-employee directors who have served as a director of the Company for at least five years will be covered under the Company's group life insurance plan so long as they continue to serve as a non-employee director and upon resignation from the Board of Directors on or after attaining age 70, such directors are entitled to a lump sum payment from the Company of $50,000.

    In connection with the refinancing of substantially all of the Company's debt in October 1993, the Company formed a holding company subsidiary, Talley Manufacturing and Technology, Inc. ("Talley Manufacturing") to own all of the capital stock of all of the Company's non-real estate subsidiaries. Directors of the Company also serve as directors of Talley Manufacturing, for a term coinciding with their term as a director of the Company. Directors of the Company do not receive any additional compensation for serving as directors of Talley Manufacturing. Pursuant to a cost sharing agreement with Talley Manufacturing, Talley Manufacturing will either bear or reimburse the Company for the compensation and expenses of the directors of the Company.

V. OTHER RELATIONSHIPS AND CERTAIN TRANSACTIONS

    There are no family relationships between any of the executive officers or directors of the Company.

    The Company and certain of its subsidiaries paid legal fees to the law firm of Meyer, Hendricks, Victor, Osborn & Maledon, of which Mr.Victor is a member, for services relating to corporate matters and litigation that were performed during the fiscal year ended December 31, 1993, and paid legal fees to the law firm of Israel & Raley, Chartered, of which Mr. Israel was a senior partner until he retired in June 1993, for services relating to government contract matters that were performed during the same period.

    A subsidiary of Stamatakis Industries, Inc., of which Mr. Stamatakis is an executive officer, filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in March 1992.

VI. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as of January 31, 1994 regarding the only persons known to the Company to own beneficially more than 5% of the total number of the outstanding shares of any class of the Company's voting securities:

                                                                                                  PERCENT OF
                                                                      AMOUNT AND                   AGGREGATE
                                                                      NATURE OF       PERCENT      VOTES OF
                                  NAME AND ADDRESS OF                 BENEFICIAL        OF         PREFERRED
   TITLE OF CLASS                   BENEFICIAL OWNER                 OWNERSHIP\1/      CLASS         STOCK
- - - --------------------  --------------------------------------------  --------------  -----------  -------------
Series A              Alexander Bryan                                  15,028          21.17%        .354%
                      South Street
                      Middlebury, CT 06762

                      Irene M. Kaynor                                   4,402\2/        6.20%        .104%
                      1001 Fifth Avenue
                      Apt. 17A
                      New York, NY 10028

                      Richard S. Kaynor &                               9,621          13.55%        .227%
                      Elizabeth H. Kaynor
                      4116 Douglas Road
                      Miami, FL 33133

                      Sanford B. Kaynor                                 9,622          13.55%        .227%
                      c/o Fiduciary Trust Co. of New York
                      P.O. Box 3199
                      Church Street Station
                      New York, NY 10008

                      William A. Kaynor                                16,261          22.91%        .383%
                      1001 Fifth Avenue
                      Apt. 17A
                      New York, NY 10028

Series B              Marshall & Ilsley Trust Company, Trustee        394,794\3/       25.50%       23.26%
                      Talley Savings Plus
                      One E. Camelback Road
                      Suite 340
                      Phoenix, AZ 85012

Series D              John J. McMullen                                120,293\4/      100.00%        7.09%
                      One World Trade Center
                      Suite 3000
                      New York, NY 10048

Common Stock          Marshall & Ilsley Trust Company, Trustee        951,972\3/        9.48%         N/A
                      Talley Savings Plus
                      One E. Camelback Road
                      Suite 340
                      Phoenix, AZ 85012
- - - ------------------

\1/ In presenting the information set forth in this table and the notes thereto, the Company has relied in part upon statements of the persons or entities named therein filed with the Securities and Exchange Commission
    ("SEC") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934. For purposes of this table, Preferred Stock has not been deemed converted to Common Stock in calculating the beneficial ownership of Common Stock. Unless otherwise noted below, each beneficial owner has sole investment and voting power with respect to the shares listed, subject to community property laws where applicable.

\2/ Ms.  Kaynor owns 4,361 shares of Series A directly and 41 shares of Series
    A as Trustee for the benefit of Robert M. Kaynor.

\3/ Reported  separately are 951,972 shares of Common Stock and 394,794 shares of Series B which Marshall & Ilsley Trust Company holds as Trustee for the
    Talley  Savings  Plus  stock  purchase  plan.  Each  share  of Series B is entitled  to cast one vote per share and is convertible into 1.3125 shares of  Common Stock. Voting rights with respect to shares of Common Stock and
    Series  B  held  by  the Talley Savings Plus stock purchase plan that have been  allocated  to  employee  accounts  are  passed  through  to employee participants.  Unallocated  shares are voted in the same proportion as the allocated  shares for which the trustee received instructions. The trustee
    will   not  vote  allocated  shares  as  to  which  it  does  not  receive instructions.  The  trustee has the power to dispose of shares held by the plan,  provided  that  in  the  event  of  a tender or exchange offer, the trustee  will  tender  or  exchange  only those allocated shares of Common
    Stock or Series B to which it receives such instructions. The trustee will tender  or  exchange  the unallocated shares in the same proportion as the allocated shares for which the trustee received instructions.

\4/ Mr.  McMullen  owns  120,293  shares  of  Series  D,  which he acquired in connection  with the Company's acquisition of John J. McMullen Associates,
    Inc.  and affiliated companies. Each share of Series D is entitled to cast one  vote  per  share  and is convertible, subject to certain limitations,
    into   10  shares  of  Common  Stock.  The  120,293  shares  of  Series  D beneficially  owned  by  Mr.  McMullen,  and  all  shares  of Common Stock issuable  upon conversion thereof, are subject to a Voting Trust Agreement under  which  First  Interstate  Bank  of  Arizona, N.A. serves as trustee whereby  Mr.  McMullen's  shares  will  be  voted in the following manner, except  with respect to the special rights of the holders of the Preferred
    Stock to elect two directors in the case of certain dividend arrearages as currently  exist,  and  certain specified matters: (i) shares equal to one percent  of  the  total  votes  entitled  to be cast by all classes of the
    Company's  outstanding  stock  shall be voted as directed by the Company's chief  executive  officer;  and  (ii) all  other  shares  will be voted in proportion  to the votes of the Company's shares not subject to the Voting
    Trust  Agreement  (excluding any shares held by a person that beneficially owns 10% or more of the Common Stock). Pursuant to the terms of the Voting
    Trust  Agreement,  Mr.  McMullen will direct the voting of his shares with respect  to  the  special  rights of the holders of the Preferred Stock to elect  two  directors.  The Voting Trust Agreement expires by its terms on
    February 28, 1998, or earlier upon the occurrence of certain events.



VII. ELECTION OF DIRECTORS

CURRENT STRUCTURE OF THE BOARD

    The Board of Directors of the Company is divided into three separate classes of directors (except for the directors to be elected by the holders of Preferred Stock, as described below). Each class is elected for a term of three years, and the term of office of one of the three classes of directors expires each year on a rotating basis. In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors may by resolution establish the number of members of the Board, not to exceed fifteen members. Vacancies occurring on the Board may be filled by the Board for the remainder of the full term of office of the director whose absence from the Board created the vacancy, notwithstanding the fact that the term may extend beyond the next annual meeting of stockholders.\1/ Currently, the Board of Directors consists of thirteen members. During 1993, a vacancy created by the death of a director was filled by the Board. In February 1994, the Board of Directors increased the number of members of the Board and filled the newly created position resulting from the increase. Each Director is and will serve on the Board of Directors of Talley Manufacturing, for a term coinciding with his term as a Director of the Company.
- - - ------------------

\1/ Vacancies among the directors elected exclusively by the Preferred Stockholders are filled by the vote of the remaining director so elected. If not so filled within forty days, such vacancy shall be filled at a special meeting of the Preferred Stockholders called by the Secretary of the Company for that purpose.

ELECTION OF DIRECTORS BY PREFERRED STOCKHOLDERS

    Messrs. Foster and Orlando (the "Special Nominees") were elected to one-year terms by the Preferred Stockholders at the 1993 Annual Meeting of Stockholders. Pursuant to the terms and rights of the Preferred Stock, when aggregate dividends equivalent to those payable for six or more quarters became in arrears on the Preferred Stock during 1992, the authorized number of directors on the Company's Board of Directors was automatically increased by two, and the Preferred Stockholders, voting as a single class, became entitled to elect the two additional directors. As noted in Section I above, the Preferred Stockholders will vote separately to elect two directors at the 1994 Annual Meeting of Stockholders. The Special Nominees have been nominated for such election. These directors will serve until the next annual meeting of stockholders, or until their respective successors shall be elected and shall qualify; provided, however, that when the Preferred Stockholders' right to elect directors separately as a class terminates, the term of office of each director so elected shall automatically terminate. This right to elect additional directors remains vested until all dividends in arrears on the outstanding Preferred Stock have been paid in full and the full dividends for the then-current quarterly period have been declared and paid or set aside for payment. During any period in which the Preferred Stockholders have the right to elect two directors as described herein, the Preferred Stockholders have no other right to vote for election of directors, and the remaining members of the Board of Directors shall be elected exclusively by the Common Stockholders.

ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS

    Nominees for election as directors by the Common Stockholders are Messrs. Neil Benson, Townsend Hoopes, William H. Mallender and Emiel T. Nielsen, Jr. (the "Regular Nominees"). All Regular Nominees are currently directors and previously were elected by the stockholders. Each director elected by the Common Stockholders at the 1994 Annual Meeting of Stockholders will hold office until the date of the annual meeting of stockholders in 1997, or until his successor is duly elected and qualified.

DIRECTORS/NOMINEES

    Should any one or more of the Regular or Special Nominees listed below become unavailable to serve as a director (which the Company does not anticipate), full discretion is reserved to persons named as proxies to vote for any other person or persons who may be nominated. The following table provides biographical information about the Regular Nominees, the Special Nominees, and those directors whose terms of office are continuing after the meeting:


                                                                      DIRECTOR
NAME, AGE, AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS                SINCE
- - - --------------------------------------------------------------------  --------
REGULAR NOMINEES FOR ELECTION (TO BE ELECTED BY VOTE OF COMMON STOCKHOLDERS)

Neil Benson, 56, Senior Partner, Lewis Golden & Co., Chartered           1988
  Accountants, London, England; Chairman of The Davis Service Group
  PLC, London, England (diversified services and automobile sales);
  a director of Shaftesbury PLC, London, England (real estate investment/development); a director of Business Post Group PLC
  (package and parcel delivery and distribution); and Chairman of Moss Bros. Group PLC, London, England (mens wear retail and formal wear hire).

Townsend Hoopes, 71, Distinguished International Executive,              1979
  Department of Public Affairs, University of Maryland; retired
  President of Association of American Publishers (trade association representing American book publishers); and a director and Vice
  Chairman, Reseal International Corporation (development and marketing of state of the art packaging technology).

William H. Mallender, 58, Chairman of the Board and Chief Executive      1975
  Officer of the Company from April 1983 to the present; President and Chief Executive Officer of the Company from December 1981 to
  1983; Executive Vice President, General Counsel, and Secretary of the Company from 1978 to 1981; Vice President, General Counsel, and Secretary of the Company from 1973 to 1978; and a director of MicroAge, Inc. (computer hardware and software development, sales and service).

Emiel T. Nielsen, Jr., 79, retired in 1979 as Vice Chairman of FMC       1979
  Corp. (diversified manufacturer); and a director of Bank of the West, San Francisco, California.

SPECIAL NOMINEES FOR ELECTION (TO BE ELECTED BY VOTE OF PREFERRED
STOCKHOLDERS)

Paul L. Foster, 65, Professor of Finance and former Dean, College of     1992
  Business and Administration, Saint Joseph's University,
  Philadelphia, Pennsylvania; a director of Wheeling Jesuit College, Wheeling, West Virginia; a member of the General Accounting Office Research, Education and Advisory Committee; and retired Rear
  Admiral, United States Navy.

Joseph A. Orlando, 66, Independent financial consultant and former       1992
  President of Whitehead Associates (venture capital, real estate, securities and investment).

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1995 ANNUAL MEETING

Fred Israel, 66, retired in 1993 as a senior partner of Israel and       1993
  Raley, Chartered (attorneys); a member of the Board of Regents, Georgetown University, Washington D.C.; a member of the International Board of Governors of Tel Aviv University, Tel Aviv,
  Israel; and a director of MicroAge, Inc. (computer hardware and software development, sales and service).

John W. Stodder, 71, Corporate finance and merger/acquisition            1970
  consultant; manager of private investments; a director and Vice
  Chairman of Josten's, Inc. (manufacturer of educational and motivational products); a director of Trans Leasing International, Inc. (medical and office products leasing); and a director of Stevens Graphics Corporation (manufacturer of web-fed printing and packaging equipment and currency printing systems).

David Victor, 51, Member, Meyer, Hendricks, Victor, Osborn and           1985
  Maledon, P.A. (attorneys).

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1996 ANNUAL MEETING

Jack C. Crim, 63, President and Chief Operating Officer of the           1983
  Company from April 1983 to the present; Executive Vice President and Chief Operating Officer of the Company from May 1982 to 1983.

John D. MacNaughton, Jr., 72, President, The MacNaughton Co.,            1970
  formerly known as MacNaughton Associates (corporate financial consultants).

Alex Stamatakis, 60, President of Stamatakis Industries, Inc.            1994
  (principally real estate investments). Mr. Stamatakis was a director of the Company from October 1985 until he resigned in February 1993.

Donald J. Ulrich, Jr., 57, Owner and Vice Chairman of Ventura            1991
  Coastal Corporation (fruit processing); Chairman of RSI, Inc.
  (medical services); General Partner of RBDGD (real estate development); Assistant and Chief Operating Officer of Mid-
  Atlantic Coca-Cola Bottlers, Inc., Washington, D.C., 1985 to 1988;
  Senior Vice President of Bottler and National Sales of Coca-Cola
  USA, 1982 to 1985.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE FOUR REGULAR NOMINEES AND TWO SPECIAL NOMINEES NAMED HEREIN. UNLESS INDICATED OTHERWISE ON PROXY CARD(S) THAT HAVE BEEN SIGNED AND RETURNED, THE PROXY HOLDERS NAMED ON THE PROXY CARD(S) WILL VOTE "FOR" THE ELECTION OF THE DIRECTORS NAMED HEREIN.

VIII. SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

    The following table sets forth information as of January 31, 1994 regarding the beneficial ownership of the Company's voting securities by the directors and nominees of the Company, each executive officer named in the Summary Compensation Table on pages 10-12, and all directors and executive officers as a group.


                                 Number of   Percent of  Number of  Percent of
                                 Shares of   Shares of   Shares of  Shares of
                                   Common      Common     Series      Series
   Name of Beneficial Owner       Stock\1/    Stock\2/     B\1/        B\2/
- - - -------------------------------  ----------  ----------  ---------  ----------

William H. Mallender\3/             440,663       4.28%      8,466        *
Jack C. Crim\4/                     314,433       3.08%      9,936        *
Kenneth May\5/                      173,897       1.72%      3,343        *
Daniel R. Mullen\6/                 173,079       1.71%      2,883        *
Mark S. Dickerson\7/                166,841       1.65%      1,862        *
Neil W. Benson                        1,000        *
Paul L. Foster                       10,000        *
Townsend Hoopes\8/                    1,969        *         1,500        *
Fred Israel                           2,000        *
John D. MacNaughton, Jr.              9,250        *
Emiel T. Nielsen, Jr.                 1,250        *
Joseph A. Orlando\9/                    656        *           500        *
Alex Stamatakis                       5,250        *
John W. Stodder\10/                   1,675        *           800        *
Donald J. Ulrich, Jr.                 4,500        *
David Victor                          3,750        *
All Directors and Executive
  Officers\11/                    1,310,662      12.23%     29,290       1.89%
- - - ------------------

\1/ The Common Stock listed includes shares under options exercisable on March 8, 1994 and options which will become exercisable within 60 days thereafter, and shares that would be received upon conversion of Series B which is convertible into Common Stock as of March 8, 1994 and within 60 days thereafter. Unless otherwise noted below, each beneficial owner of Common Stock and Series B has sole investment and voting power with respect to the shares listed, subject to community property laws where applicable.

\2/ Percentages indicated by an asterisk are less than one percent (1%) of the class.

\3/ The stock listed includes 183,094 shares of Common Stock and 3,000 shares of Series B owned by Mr. Mallender directly, 233,750 shares which Mr. Mallender has the right to acquire under exercisable options and 12,707 shares of Common Stock and 5,466 shares of Series B held in trust for the benefit of Mr. Mallender under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 11,112 shares which would be received upon conversion of the Series B. The stock listed does not include any of the shares subject to the Voting Trust Agreement described in footnote 4 in Section VI above.

\4/ Mr.Crim owns 145,906 shares of Common Stock and 5,000 shares of Series B directly, and has the right to acquire 144,000 shares of Common Stock under exercisable options. In addition, 11,486 shares of Common Stock and 4,936 shares of Series B are held in trust for the benefit of Mr.Crim under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 13,041 shares which would be received upon conversion of the Series B.

\5/ Mr. May owns 78,057 shares of Common Stock and 200 shares of Series B directly, and has the right to acquire 84,100 shares of Common Stock under exercisable options. In addition, 7,352 shares of Common Stock and 3,143 shares of Series B are held in trust for the benefit of Mr. May under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 4,388 shares which would be received upon conversion of the Series B.

\6/ The stock listed includes 78,442 shares of Common Stock held by Mr. Mullen in a revocable living trust with respect to which Mr. Mullen shares investment power and voting power with his wife. In addition, the stock listed includes 84,100 shares of Common Stock which Mr. Mullen has the right to acquire under exercisable options, and 6,753 shares of Common Stock and 2,883 shares of Series B held in trust for the benefit of Mr. Mullen under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 3,784 shares which would be received upon conversion of the Series B.

\7/ The stock listed includes 75,898 shares of Common Stock held by Mr. Dickerson in a revocable living trust with respect to which Mr. Dickerson shares investment power and voting power with his wife. In addition, the stock listed includes 84,100 shares of Common Stock which Mr. Dickerson has the right to acquire under exercisable options, and 4,399 shares of Common Stock and 1,862 shares of Series B held in trust for the benefit of Mr. Dickerson under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 2,444 shares which would be received upon conversion of the Series B.

\8/ The Common Stock listed includes 1,969 shares which would be received upon conversion of the Series B.

\9/ The Common Stock listed includes 656 shares which would be received upon conversion of the Series B.

\10/ These shares are held in two separate trust funds in broker name with respect to which Mr. Stodder shares investment power and voting power with his wife. The Common Stock listed includes 1,050 shares which would be received upon conversion of the Series B.

\11/ The current executive officers (five persons) and directors as a group own 599,472 of Common Stock and 11,000 shares of Series B directly or as described herein and have rights to acquire 630,050 shares of Common Stock under exercisable options. In addition, 42,697 shares of Common Stock and 18,290 shares of Series B are held in trust for the benefit of the executive officers of the Company under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 38,443 shares which would be received upon conversion of the Series B.

IX. EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table describes all compensation awarded to, earned by or paid to the Company's chief executive officer (the "CEO") and the four most highly compensated executive officers of the Company other than the CEO (collectively, the "Named Executive Officers"), by the Company and Talley Manufacturing during the three most current fiscal years. The Executive Compensation Committee Report set forth below describes the compensation policies applicable to the Company's executive officers (including the Named Executive Officers) and discusses the Committee's bases for the CEO's compensation for the last completed fiscal year.


                                                     SUMMARY COMPENSATION TABLE

                                      Annual Compensation                      Long Term Compensation
                                ------------------------------------  -------------------------------------
                                                                                 Awards             Payouts
                                                                      ---------------------------   -------
                                                                                      SECURITIES
                                                        Other Annual    RESTRICTED    UNDERLYING      LTIP     ALL OTHER
       Name and                                         Compensation  STOCK AWARD(S)   OPTIONS/     PAYOUTS  COMPENSATION
  Principle Position     Year   Salary ($)  Bonus ($)    ($)\1/\2/        ($)\3/      SARS (#)\4/    ($)\5/    ($)\2/\6/
          (A)             (B)      (C)         (D)           (E)           (F)            (G)         (H)         (I)
- - - ---------------------    ----   ----------  ---------   ------------  --------------  -----------   -------  ------------
William H. Mallender,
  Chairman and Chief     1993      415,000        0          517,051         155,000      150,000   687,500       612,079
  Executive Officer      1992      415,000        0                0               0            0    59,949       185,575
                         1991      415,000        0               --               0            0   105,218            --
Jack C. Crim,
  President and          1993      311,250        0          387,788         116,250      112,500   515,625       247,608
  Chief Operating        1992      311,250        0                0               0            0    44,962       116,483
  Officer                1991      311,250        0               --               0            0    78,913            --

Mark S. Dickerson,
  Vice President
  Secretary and          1993      160,667        0          241,618          58,125       75,000   343,750         6,534
  General Counsel        1992      148,000        0                0               0            0    11,990         6,457
                         1991      140,000        0               --               0            0    21,044            --

Kenneth May,
  Vice President and     1993      136,667        0          241,618          58,125       75,000   343,750         9,246
  Controller             1992      126,667        0                0               0            0    11,990         8,975
                         1991      120,000        0               --               0            0    21,044            --

Daniel R. Mullen,
  Vice President and     1993      134,000        0          241,618          58,125       75,000   343,750         9,173
  Treasurer              1992      118,833        0                0               0            0    11,990         8,772
                         1991      112,500        0               --               0            0    21,044            --
- - - ------------------

\1/ Amounts  shown  as  "Other Annual Compensation" represent payments for the benefit  of  each  Named  Executive  Officer  for  estimated tax liability resulting  from  the  awards  of  Common  Stock  in  1993  pursuant to the
    Incentive Program described in the Executive Compensation Committee Report
    below.   See   "Executive   Compensation  Committee  Report  --  Incentive
    Compensation."

\2/ The  1991  information  for  "Other  Annual  Compensation"  and "All Other
    Compensation" is omitted pursuant to the transitional provisions in the revised rules on executive officer and director compensation disclosure adopted by the SEC in October 1992.

\3/ In  1993,  the  Company  awarded  the  Named Executive Officers a total of
    115,000 shares of restricted Common Stock under the Incentive Program pursuant to the Company's 1983 Restricted Stock Plan. See "Executive
    Compensation Committee Report -- Incentive Compensation." The amount reported in the table represents the market value of the Common Stock on the date of grant. These Common Stock grants were earned and vested on the date of grant, but were subject to certain restrictions including a requirement that the executive officer remained in the Company's employ through December 15, 1993. The number and value of these stock holdings as of December 31, 1993 for each Named Executive Officer are as follows: Mr.
    Mallender, 40,000 shares, $235,000; Mr. Crim, 30,000 shares, $176,250; Mr.
    Dickerson,  15,000  shares,  $88,125; Mr. May, 15,000 shares, $88,125; and
    Mr. Mullen, 15,000 shares, $88,125. The officers will receive the same dividends on these shares of Common Stock as all other stockholders;
    however, the Company did not pay any dividends in 1993.

\4/ The stock options were granted in 1993 under the Incentive Program pursuant to the Company's 1978 and 1990 Stock Option Plans and became exercisable upon the achievement of performance objectives. See "Stock
    Options  --  Options Granted" and "Executive Compensation Committee Report
    -- Incentive Compensation."

\5/ Long-Term Incentive Plan payouts made in 1993 were earned and committed in 1993 and arose from the achievement of performance objectives established for fiscal years 1993-1997 under the Incentive Program. See "Long-Term
    Incentive  Compensation"  and  "Executive Compensation Committee Report --
    Incentive Compensation." The amount reported consists of cash and the market value of the Common Stock awarded to each executive officer on the date of grant. The cash and market value of the Common Stock for each Named Executive Officer are as follows: Mr. Mallender, $250,000 cash,
    $437,500  stock;  Mr.  Crim  $187,500 cash, $328,125 stock; Mr. Dickerson,
    $125,000 cash, $218,750 stock; Mr. May, $125,000 cash, $218,750 stock; and
    Mr. Mullen $125,000 cash and $218,750 stock. Long-Term Incentive Plan payouts made in 1991 and 1992 were made in cash and were earned and committed in 1988 and 1989 and arose from the achievement of performance objectives established for 1988 and 1989 under the Long-Term Incentive
    Plan.

\6/ The amount reported in the "All Other Compensation" column includes the Company's 50% matching contributions to the Talley Savings Plus stock purchase plan, the Company's 401(k) plan ("TSP") and insurance premiums paid in excess of those paid on behalf of other employees. This column also includes payments to Mr. Mallender and Mr. Crim under the Restoration
    Benefit Plan described on page 13 below. The amount reported in this column for each of the Named Executive Officers is quantified for 1993 as follows: Mr. Mallender: Restoration Benefit Plan, $583,760; insurance premium, $23,822; and TSP contributions, $4,497. Mr. Crim: Restoration
    Benefit Plan, $233,760; insurance premiums, $9,351; and TSP contributions,
    $4,497.  Mr. Dickerson: insurance premiums, $5,731; and TSP contributions,
    $803.  Mr. May: insurance premiums, $5,829; and TSP contributions, $3,417.
    Mr. Mullen: insurance premiums, $5,823; and TSP contributions, $3,350.


EXECUTIVE EMPLOYMENT CONTRACTS

    Mr. Mallender is employed by the Company pursuant to a written employment contract for a term expiring on May 21, 2000. The contract permits the Company to terminate his services at any time upon six months' notice. Such termination entitles Mr. Mallender to a lump sum payment equal to two years of employment compensation including salary and any bonus and incentive awards. In the event of a Change in Control of the Company (as defined in the employment contract), Mr. Mallender will be entitled to receive a lump sum equal to 2.5 times his then existing employment compensation (including salary and any bonus and incentive awards, adjusted for tax payments in certain circumstances) if he elects to terminate the employment agreement within twenty-four months after such Change in Control or if the Company terminates Mr. Mallender's employment following such Change in Control. The base salary payable to Mr. Mallender under his employment contract is $415,000. In addition, any change to any pension or retirement plan of the Company will not affect benefits payable to Mr. Mallender or his designees. Mr. Mallender and his family, legal representatives, assignees and other beneficiaries are also entitled to participate and receive benefits under pension or retirement plans, or group life, health or accident plans available generally to executives of the Company and their families, legal representatives, assignees and other beneficiaries. Finally, if Mr. Mallender should be unable to perform his duties because of death or mental or physical incapacity, a disability pension equal to his then existing salary is payable for a period of one year. Mr. Crim, President and Chief Operating Officer, was a party to an employment agreement on substantially similar terms, pursuant to which his annual base salary was set at $311,250, which expired by its terms on March 31, 1993.

RESTRUCTURING OF EMPLOYMENT OBLIGATIONS

    As a result of the restructuring and refinancing of substantially all of the Company's debt completed in October 1993, effective January 1, 1994, all of the executive officers and employees of the Company became employees of Talley Manufacturing, and all compensation of such executive officers and employees will be paid by Talley Manufacturing and all employee benefit plan funding obligations will be assumed by Talley Manufacturing. Executive officers of the Company will no longer receive separate compensation from the Company for their services.

RETIREMENT PLAN

    The following table shows the estimated annual benefits payable under the Company's Retirement Plan (the "Retirement Plan") for participating employees, including the Named Executive Officers, in specified salary and years of service classifications for retirement at age 65 in 1994.

                              PENSION PLAN TABLE

                                         YEARS OF SERVICE\1/
                          --------------------------------------------------
     REMUNERATION\2/          15          20          25       30 AND OVER
  ----------------------  ----------  ----------  ----------  --------------
       $125,000            $24,096     $32,128     $40,161       $ 48,193
       $150,000            $29,258     $39,008     $48,761       $ 58,513
       $175,000            $34,416     $45,888     $57,361       $ 68,833
       $200,000            $39,576     $52,768     $65,961       $ 79,153
       $225,000            $44,736     $59,648     $74,561       $ 89,473
       $250,000            $49,112     $65,482     $81,853       $ 98,223
       $300,000\3/         $50,910     $67,880     $84,850       $101,820
       $500,000\3/         $50,910     $67,880     $84,850       $101,820
       $750,000\3/         $50,910     $67,880     $84,850       $101,820

    The compensation covered by the Retirement Plan includes all wages, salaries and bonuses. The compensation of the Named Executive Officers used to calculate the benefits in this table would be the salaries and bonuses reported in columns (c) and (d) of the Summary Compensation Table. Benefits under the Retirement Plan are not subject to deduction for Social Security or other offset amounts.

    The Internal Revenue Code places certain limitations on pensions which may be paid to certain highly compensated employees under qualified plans. Retirement benefits under the Retirement Plan which exceed such limitations may be paid by the Company outside the Plan as an operating expense under the Restoration Benefit Plan adopted during the fiscal year ended March 31, 1976, as amended and restated effective January 1, 1985, amended on January 2, 1990, and amended on March 25, 1991. The retirement benefits provided for by the Restoration Benefit Plan are contractual obligations of the Company. Currently, the only participants in the Restoration Benefit Plan are Mr. Mallender and Mr. Crim.

    The foregoing table was calculated on a straight-life annuity basis. Key employees selected by the Committee may, upon retirement from the Company, receive supplemental annuity payments from the Company in addition to payments received under the Retirement Plan. The supplemental annuity payments will be made in amounts necessary to increase the joint-life annuity payable under the Retirement Plan to the amount that would be payable under a single-life annuity, with such supplemental payments being made on a joint-life basis.
- - - ------------------


\1/ As of December 31, 1993, the full years of credited service for each of the Named Executive Officers were as follows: Mr. Mallender -- 22 years; Mr. Crim -- 11 years; Mr. Dickerson -- 15 years; Mr. May -- 15 years, Mr. Mullen -- 11 years.

\2/ For purposes of this table it is assumed that the employee's final five year average compensation will be 86% of his final earnings. For pay levels over the limit of $235,840 established by Section 401(a)(17) of the Internal Revenue Code, actual maximum pay limits for 1989 through 1993 were used to calculate the final five year average.

\3/ Benefits payable under the Retirement Plan are identical for these three salary levels, because the underlying compensation for 1989-1993 exceeded the applicable Internal Revenue Service compensation limits. See the discussion of the Restoration Benefit Plan, below.

STOCK OPTIONS

Options Granted. The following table provides information on stock options granted during fiscal year 1993 under the Incentive Program to the Named Executive Officers.


                                                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                              Potential Realizable
                                                                                            Value at Assumed Annual
                                                                                              Rates of Stock Price
                                                                                            Appreciation for Option
                                                 Individual Grants                                  Term\1/
                          ----------------------------------------------------------------  ------------------------
                                               % of Total
                              Number of          Options
                              Securities       Granted to      Exercise
                          Underlying Options  Employees in   Price ($) Per    Expiration
          Name              Granted (#)\2/       1993\3/         Share           Date         5% ($)       10% ($)
          (a)                    (b)               (c)            (d)            (e)            (f)          (g)
- - - ------------------------  ------------------  -------------  -------------  --------------  -----------  -----------
Mr. Mallender                        150,000          26.32           4.25      12/31/1998      208,500      472,500
Mr. Crim                             112,500          19.74           4.25      12/31/1998      156,375      354,375
Mr. Dickerson                         75,000          13.16           4.25      12/31/1998      104,250      236,250
Mr. May                               75,000          13.16           4.25      12/31/1998      104,250      236,250
Mr. Mullen                            75,000          13.16           4.25      12/31/1998      104,250      236,250
- - - ------------------

\1/ The amounts shown as "potential realizable value" are based on arbitrarily assumed annualized rates of Common Stock price appreciations of 5% and 10% over the full term of the options, as required by current regulations of the SEC. Actual value realized, if any, upon option exercise will depend on the market value of the Common Stock on the date of exercise. Annual compounding over the term of the option results in total appreciation of 33% (at 5% per year) and 74% (at 10% per year). If the Common Stock were to increase at such rates from the price at December 31, 1993 ($5.875 per share) over the term of the option, the resulting stock price at 5% and 10% appreciation would be $7.50 and $9.46, respectively.

\2/ These options were granted under the Incentive Program pursuant to the Company's 1978 and 1990 Stock Option Plans and have exercise prices equal to the market value of Common Stock on the date of grant. As a result of the achievement of objectives established under the Incentive Program, the options may be exercised at any time after April 25, 1994 through December
    31,  1998.  See  "Executive  Compensation  Committee  Report  -- Incentive
    Compensation." A Named Executive Officer may pay the exercise price and any withholding taxes payable with respect to the exercise of the options, at his election, either in cash or, subject to certain limitations, by his delivery of shares of Common Stock previously held by him at their fair market value. In the event the executive officer elects to pay all or a portion of the exercise price or withholding tax by delivering shares of Common Stock, he will be deemed, with respect to options awarded under the Company's 1990 Stock Option Plan and to the extent shares are available under the Plan, to have received simultaneously and automatically the grant of an option for the purchase of a number of shares of Common Stock equal to the number of shares so delivered with the new exercise price at the market value of the Common Stock on the date of issuance.

\3/ The Company granted options representing 570,000 shares to employees in fiscal year 1993 under the Incentive Program.

Year-end Options. The following table shows the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive Officers as of December 31, 1993.\1/

                        YEAR-END OPTIONS/SAR VALUES\2/

[CAPTION]

                          Number of Securities       Value of Unexercised In-
                      Underlying Unexercised Stock  The-Money Stock Options at
                      Options at December 31, 1993     December 31, 1993\3/
                                  (#)                          ($)
                      ----------------------------  --------------------------
Name                  Exercisable   Unexercisable   Exercisable  Unexercisable
- - - ----                  ------------  --------------  -----------  -------------

Mr. Mallender               83,750         150,000            0        243,750
Mr. Crim                    23,625         128,250            0        182,813
Mr. Dickerson                6,825          79,550            0        121,875
Mr. May                      6,825          79,550            0        121,875
Mr. Mullen                   6,825          79,550            0        121,875
- - - ------------------

\1/ None of the Named Executive Officers exercised any stock options during 1993. No Stock Appreciation Rights ("SARs") are held by any of the Named Executive Officers.

\2/ The numbers in this table are as of December 31, 1993, as required by SEC regulations. The number of stock options exercisable, for purposes of determining beneficial ownership in the table on pages 9 and 10 above, include options exercisable as of the record date, March 8, 1994, and within 60 days thereafter.

\3/ An "in-the money" stock option is an option for which the market price on December 31, 1993 of the Common Stock underlying the option exceeds the exercise price of such option. These values have not been realized. Actual value realized, if any, upon option exercise will depend on the market value of the Common Stock on the date of exercise.


LONG-TERM INCENTIVE COMPENSATION

    The following table provides information on awards to the Named Executive Officers during 1993 under the Incentive Program pursuant to the Company's 1983 Long-Term Incentive Plan.


                                      LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                                            Estimated Future Payouts
                                    Number of                  Performance             Under Non-Stock Price-Based Plans
                                     Shares,                    or Other       --------------------------------------------------
                                    Units or                  Period Until       Threshold         Target           Maximum
                                      Other                   Maturation or      ($ or # of      ($ or # of        ($ or # of
Name                              Rights (#)\1/                  Payout          Units)\2/       Units)\3/         Units)\4/
(a)                                    (b)                         (c)              (d)             (e)               (f)
- - - ---------------------  -----------------------------------  -----------------  --------------  --------------  ------------------
Mr. Mallender          2,500 Cash Performance Units              1993-97             --              --        $250,000
                       100,000 Stock Performance Units           1993-97             --              --        100,000 shares
Mr. Crim               1,875 Cash Performance Units              1993-97             --              --        $187,500
                       75,000 Stock Performance Units            1993-97             --              --        75,000 shares
Mr. Dickerson          1,250 Cash Performance Units              1993-97             --              --        $125,000
                       50,000 Stock Performance Units            1993-97             --              --        50,000 shares
Mr. May                1,250 Cash Performance Units              1993-97             --              --        $125,000
                       50,000 Stock Performance Units            1993-97             --              --        50,000 shares
Mr. Mullen             1,250 Cash Performance Units              1993-97             --              --        $125,000
                       50,000 Stock Performance Units            1993-97             --              --        50,000 shares
- - - ------------------

\1/ The  units  reported  are 1993-97 Cash Performance Units and 1993-97 Stock
    Performance  Units  awarded  under  the  Incentive Program pursuant to the
    Company's  1983  Long-Term  Incentive  Plan.  See  "Executive Compensation
    Committee  Report  --  Incentive  Compensation." The maximum value of each
    Cash  Performance  Unit was $100, with the amount awarded to be determined by  the  Executive  Compensation  Committee  (the  "Committee")  upon  the achievement  of  certain  goals as described below. Each Stock Performance
    Unit consisted of one share of Common Stock and a corresponding obligation of the Company to pay (with certain limitations) the additional income tax
    (computed at a combined federal and state income tax rate estimated by the
    Committee  and "grossed up" for federal and state income taxes thereon) on the recipients resulting from the award to them of the Common Stock. These tax payments are included in column (e) of the Summary Compensation Table.
    The  Stock  Performance  Units  also  were to vest upon the achievement of certain  goals to be specified by the Committee. The ultimate goal was the
    overall   refinancing   of   the  Company's  indebtedness.  The  Committee
    contemplated that this goal would be achieved during fiscal years 1993-97.
    Various  "sub-goals"  were  also  established  in  the  form of particular
    incremental   accomplishments   that   would   help   in   the   Company's
    rehabilitation  and  progress toward the ultimate goal. The achievement of one  of  those sub-goals was to give rise to the exercise by the Committee of  its  discretion  to  vest a percentage of the awards in an amount less than  100%,  as  determined  by  the  Committee  at  the  time  to reflect appropriately  the  importance to the Company of the sub-goal, the efforts of  the  executive  officers  in  achieving the sub-goal, and the relative
    benefits   to  the  Company  of  the  terms  on  which  the  sub-goal  was accomplished.  No  more than 75% of the total awards could vest on account of accomplishments short of the overall refinancing goal.

\2/ No threshold amounts are defined in the Long-Term Incentive Plan.

\3/ Although a target was established for maximum benefits, no target amount was assigned to achievement of the "sub-goals." The determination of the achievement of sub-goals was within the discretion of the Committee.

\4/ The ultimate goal specified for vesting was achieved in October 1993. As a result, the Cash and Stock Performance Units vested 100% and the Company paid these long-term incentive awards in 1993. The amounts included in this column are also included in column (h) of the Summary Compensation
    Table.  See  also  "Executive  Compensation  Committee Report -- Incentive
    Compensation."


EXECUTIVE COMPENSATION COMMITTEE REPORT

    The Executive Compensation Committee, at the request of the Board of Directors, has prepared the following report relating to the compensation policies and decisions made by the Committee with regard to compensation of the Company's executive officers in 1993.

    Compensation Policy. This report describes the Company's compensation policy, as formulated by the Executive Compensation Committee and approved by the Board of Directors, and resulting actions taken by the Company for the fiscal year ended December 31, 1993. The Committee strives to devise and implement executive compensation programs which (1) relate the pay levels of executives to the annual and long term performance of the Company; (2) ensure the Company's ability to attract and retain top quality executives; (3) align the interests of executives with the long term interests of stockholders; and
(4) motivate key senior officers to achieve strategic business initiatives and reward them for their achievement. In prior years, the Company has used a variety of compensation plans and programs to accomplish these objectives, including stock options, cash bonuses and awards of performance units based on objectives such as specified increases in earnings per share, return on equity, and growth in net earnings.

    Effective for fiscal years of the Company beginning after 1993, recently enacted Section 162(m) of the Internal Revenue Code generally prohibits the Company from deducting compensation paid to certain executive officers to the extent the compensation, including stock-based compensation, exceeds $1,000,000 per year. At this time, given that Section 162(m) was only recently enacted and the amount of the compensation paid to the executive officers of the Company, the Committee does not have a policy to address the limitations of Section 162(m). However, the Committee does consider the net cost to the Company in making all compensation decisions.

    Base Compensation. Salary increases were awarded to three of the Named Executive Officers listed in the Summary Compensation Table -- Messrs. Dickerson, May and Mullen. The increases were determined by evaluating the responsibilities of the position held and the experience and performance of the individual. The Committee also considered that despite increased responsibilities and workload due to significant staff reductions and added duties in recent years, these executive officers had not received an increase in their salaries for three years except for a cost of living increase in 1992. The base salary for Mr. Mallender, the Chief Executive Officer, is established pursuant to an amendment, dated December 1, 1988, to his employment contract with the Company. Since that time, Mr. Mallender has not received any increase in his base salary.

    Incentive Compensation. During the first quarter of 1993, the Committee established an incentive program pursuant to which awards were made under the Company's 1983 Restricted Stock Plan, 1983 Long-Term Incentive Plan and 1978 and 1990 Stock Option Plans for the executive officers of the Company (and certain others) (the "Incentive Program"). The Incentive Program provided for a package of stock awards, cash awards and stock options for these individuals that would vest (i.e., become payable or exercisable and no longer subject to forfeiture) upon the attainment of certain specified goals described below during fiscal years 1993-97. Awards and payments to the Named Executive Officers for 1993 under the Incentive Program are shown in the Summary Compensation Table on pages 10-12, the Stock Option Table on page 14 and the Long-Term Incentive Compensation Table on pages 15 and 16.

    The Committee retained the authority to determine when, and to what extent, the vesting events and accomplishments were achieved during the five-year period. Any unvested portion of an award was to be forfeited in 1997 or earlier if the executive terminated his employment (with certain exceptions). The specified goals were related to the implementation of the Company's restructuring and rehabilitation strategy. Certain intermediate goals were to lead to partial vesting of the awards (as determined by the Committee). For example, refinancing and/or extension of certain senior bank debt or subsidiary debt could result in partial vesting of the awards. No vesting percentages were assigned to particular intermediate goals. The Company's achievement of an overall refinancing of its indebtedness (if consistent with the Company's overall goals, including rebuilding stockholder value, as determined by the Committee) was the goal that was to result in 100% vesting. At the time the Incentive Program was adopted, it was anticipated that the Company's rehabilitation strategy would likely be achieved in increments over a period of several years and accordingly, that the awards would vest in corresponding increments. In fact, the Company achieved its goal of refinancing substantially all of its debt in October 1993 and, as a result, the awards vested 100% at that time. The efforts of the Named Executive Officers to negotiate and implement a creative strategy to take advantage of favorable financial markets, as well as the results achieved, substantially exceeded the expectations of the Committee.

    The Incentive Program was intended to be an integrated incentive compensation program to retain, motivate and reward executives who contribute to the success of the Company's restructuring and rehabilitation strategy. The mix of cash and equity awards (both contingent grants of Common Stock and stock options) was considered to be consistent with the approach taken by many restructuring companies. In determining the amount of awards to each executive, the Committee considered the executive's position and tenure with the Company, his past performance and his ability to contribute to the success of the Company's restructuring and rehabilitation strategy. In addition to these factors, in the case of Mr. Mallender, the Committee considered the unique efforts required of Mr. Mallender to achieve this strategy.

    The foregoing report has been furnished by the Company's Executive Compensation Committee:

  John D. MacNaughton, Jr.                         Emiel T. Nielsen, Jr.
  Donald J. Ulrich, Jr.                            John W. Stodder

X. FIVE YEAR SHAREHOLDER RETURN COMPARISON.

    The following graphs compare the cumulative five-year total shareholder returns on the Company's Common Stock, on an indexed basis, with the Standard & Poors 500 Stock Index, a selected peer group of issuers and the Investor's Business Daily Diversified Operations Index. In connection with the preparation of the proxy statement for last year's annual meeting of stockholders, at the request of the Board of Directors, the international compensation and benefits consulting firm of Godwins Inc. selected a peer group of companies which have been used for purposes of the comparison that appears below.\1/ In February 1994, the Board of Directors reevaluated using the peer group as a basis of comparison. The Board concluded that the calculation of the total shareholder return of the peer group has become more complicated and expensive than it initially anticipated and that these complications have diminished the value of the peer group as a basis of comparison. The performance of the peer group is only included now to comply with the rules of the SEC. The Board determined that the Investor's Business Daily Diversified Operations Index is a more appropriate basis of comparison. This index consists of over 100 diversified industrial companies, which includes the Company. The table assumes an initial $100 investment and the cumulative total returns are calculated assuming the reinvestment of dividends.

                                PERFORMANCE GRAPH
                                -----------------
                     FIVE YEAR SHAREHOLDER RETURN COMPARISON
                     ---------------------------------------
              AMONG THE COMPANY, THE DIVERSIFIED OPERATIONS INDEX,
        STANDARD & POOR'S ("S&P") 500 INDEX AND THE INDUSTRY PEER GROUP
        ---------------------------------------------------------------

                                   1988   1989    1990    1991    1992    1993
                                   ----   ----    ----    ----    ----    ----

The Company                        $100     80      47      28      25      48
Diversified Operations Index       $100    112      92     107     115     124
S&P 500 Index                      $100    132     128     166     179     197
Industry Peer Group                $100    119      76     110     156     211
- - - ------------------


\1/ From  a  base  of  approximately 20,000 publicly traded companies, Godwins
    Inc. selected these 28 companies, which have (1) annual revenues between $200 million and $500 million, and (ii) at least half of their standard industrial classification ("SIC") codes matching the Company's SIC codes. Companies with insufficient data were eliminated, and appropriate adjustments were made for varying fiscal year ends. Stock performance was weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is calculated and the revenues from the Company's fifteen prevalent SIC codes. The Industry Peer Group consists of Acme Electric Corp.; Allen Group; Amphenol Corp.; Andrew Corp.; Augat Inc.; Birmingham Steel Corp.; BMC Industries Inc.; Coherent Inc.; CTS Corp.; Curtiss-Wright Corp.; Ecoscience Corp.; Esco Electronics Corp.; Excel Industries, Inc.; Geneva Steel Co.; Jan Bell Marketing, Inc.; Kysor Industrial Corp.; Laclede Steel Co.; Lennar Corp.; M/A-Com Inc.; Oregon Steel Mills Inc.; Scientific-Atlanta Inc.; Sensormatic Electronics Corp.; Sparton Corp.; Superior Industries Intl. Inc.; Trico Products Corp.; UNC Inc.; United Industries Corp.; and Walbro Corp.With one exception, the Industry Peer Group used in the proxy statement for last year's annual meeting of stockholders consisted of the same group of companies. One of these companies, American Steel & Wire Corp. was acquired during 1993 by Birmingham Steel Corp., which itself is included in the group.

XI. THE COMPANY'S CERTIFYING ACCOUNTANT

    Price Waterhouse has served as the Company's independent public accountants since July 1991 and has been selected to serve in that capacity during fiscal year 1994. Representatives of Price Waterhouse are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions.

XII. COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1993, all filings required by its officers, directors and greater than ten-percent beneficial owners were timely filed.

XIII. OTHER MATTERS

    As of the date of this proxy statement, management of the Company knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

    Phoenix, Arizona

    Dated: March 29, 1994

APPENDIX I - FORM OF COMMON STOCK PROXY FOR STOCKHOLDERS OF RECORD

                           TALLEY INDUSTRIES, INC.

              PROXY-ANNUAL MEETING OF STOCKHOLDERS-MAY 3, 1994

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The stockholder(s) signing this proxy hereby appoint(s) Messrs. William
H. Mallender and Mark S. Dickerson, or any of them, as attorneys and proxies of such stockholder(s), with full power of substitution to each of them, for and in the name and stead of the undersigned to appear and vote, as designated on the reverse side of this proxy, all of the shares of common stock of Talley Industries, Inc., which such stockholder(s) would be entitled to vote if personally present at the Annual Meeting of Stockholders of Talley Industries, Inc., to be held on May 3, 1994 at 11:00 a.m. at The Ritz Carlton Hotel, 2401 E. Camelback Road, Phoenix Arizona, 85016, and at any and all adjournments thereof.

     Please complete, sign and date this proxy and return it promptly in the enclosed envelope whether you plan to attend the meeting or not. This proxy will not be used if you attend the meeting in person and so request.

     The Board of Directors recommends a vote "FOR" each of the nominees for Director listed on the reverse side.


           (Continued and to be signed and dated on reverse side)

- - - ----------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                         [TALLEY INDUSTRIES LOGO]


                  YOUR VOTE IS IMPORTANT TO THE COMPANY

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

- - - ----------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------
The shares represented by this proxy will be voted in the
manner  directed by the  stockholder(s).  If no direction
is given when the  duly executed proxy is  returned, such
shares  will  be voted  "FOR"  the  election of  the four
nominees named.                                                 COMMON STOCK

      --------------      -----------------------------
          COMMON              DIVIDEND REINVESTMENT

Item 1 - ELECTION OF FOUR DIRECTORS to Item 2 - In their discretion serve until the annual meeting in 1997 and the proxies appointed herein until their successors are duly elected and are authorized to vote upon
qualified.                                      any  other  business  as may
                                                properly  come  before   the
                                                meeting or  any adjournments
                                                thereof.



FOR all nominees       WITHHOLD        NOMINEES - Neil Benson, Townsend
 listed at the     AUTHORITY to vote              Hoopes, William H.
 right (except     for all nominees               Mallender and Emiel T.
as marked to the    listed at right               Nielsen, Jr.
contrary hereon)
                                       INSTRUCTION:  To  withhold  authority
                                       to vote for any individual nominee(s)
                                       write  the name  of the nominee(s) on
                                       the space below:

     /  /               /  /           _____________________________________


                                              I WILL ATTEND THE MEETING /  /

                                       (Please sign as your  name appears on
                                       this proxy. If signing for an estate,
                                       trust  or   corporation,   title   or
                                       capacity should be stated.  If shares
                                       are held jointly,  each holder should
                                       sign.  Attorneys should submit powers
                                       of attorney.)

                                       DATED: ________________________, 1994

                                       _____________________________________
                                       Signature

                                       _____________________________________
                                       Signature

Please mark your choice like this / X /

- - - ----------------------------------------------------------------------------
                             FOLD AND DETACH HERE

APPENDIX II - FORM OF PREFERRED STOCK PROXY FOR STOCKHOLDERS OF RECORD

                           TALLEY INDUSTRIES, INC.

              PROXY-ANNUAL MEETING OF STOCKHOLDERS-MAY 3, 1994

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The stockholder(s) signing this proxy hereby appoint(s) Messrs. William
H. Mallender and Mark S. Dickerson, or any of them, as attorneys and proxies of such stockholder(s), with full power of substitution to each of them, for and in the name and stead of the undersigned to appear and vote, as designated on the reverse side of this proxy, all of the shares of preferred stock of Talley Industries, Inc., which such stockholder(s) would be entitled to vote if personally present at the Annual Meeting of Stockholders of Talley Industries, Inc., to be held on May 3, 1994 at 11:00 a.m. at The Ritz Carlton Hotel, 2401 E. Camelback Road, Phoenix Arizona, 85016, and at any and all adjournments thereof.

     Please complete, sign and date this proxy and return it promptly in the enclosed envelope whether you plan to attend the meeting or not. This proxy will not be used if you attend the meeting in person and so request.

     The Board of Directors recommends a vote "FOR" each of the nominees for Director listed on the reverse side.


           (Continued and to be signed and dated on reverse side)

- - - ----------------------------------------------------------------------------
                           FOLD AND DETACH HERE


                         [TALLEY INDUSTRIES LOGO]


                  YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

- - - ----------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------
The shares represented by this proxy will be voted in the
manner directed by the stockholder(s). If no direction is
given  when  the duly  executed proxy  is returned,  such
shares  will  be  voted  "FOR"  the  election  of the two
nominees named.                                              PREFERRED STOCK

    _____________   _____________   _______________________
     PREFERRED A     PREFERRED B     DIVIDEND REINVESTMENT


Item 1 - ELECTION OF TWO DIRECTORS to serve Item 2 - In their discretion until the annual meeting in 1995 and until the proxies appointed herein their successors are duly elected and are authorized to vote upon qualified; provided, however, that when the any other business as may Preferred Stockholders' right to elect properly come before the directors separately as a class terminates, meeting or any adjournments
the  term  of  office  of each  director so     thereof.
elected shall automatically terminate.


FOR all nominees       WITHHOLD        NOMINEES - Paul L. Foster and
 listed at the     AUTHORITY to vote              Joseph A. Orlando.
 right (except     for all nominees
as marked to the    listed at right    INSTRUCTION:  To  withhold  authority
contrary hereon)                       to vote for any individual nominee(s)
                                       write  the name  of the nominee(s) on
                                       the space below:

     /  /               /  /           _____________________________________


                                              I WILL ATTEND THE MEETING /  /

                                       (Please sign as your  name appears on
                                       this proxy. If signing for an estate,
                                       trust  or   corporation,   title   or
                                       capacity should be stated.  If shares
                                       are held jointly,  each holder should
                                       sign.  Attorneys should submit powers
                                       of attorney.)

                                       DATED: ________________________, 1994

                                       _____________________________________
                                       Signature

                                       _____________________________________
                                       Signature

Please mark your choice like this / X /

- - - ----------------------------------------------------------------------------
                             FOLD AND DETACH HERE

APPENDIX III - FORM OF COMMON STOCK PROXY FOR TALLEY SAVINGS PLUS 401-K PLAN

                      TALLEY SAVINGS PLUS 401-K PLAN

Voting  Instructions to Trustee For  Annual Meeting of  Stockholders,
                               May 3, 1994

     As a participant in the Talley Savings Plus 401-K Plan of Talley Industries, Inc., and affiliated companies, you have the right to give written instructions to the Plan Trustee as to the voting of certain shares of the Company's common stock allocated to your account at the Company's Annual Meeting of Stockholders to be held on May 3, 1994 and at any and all adjournments thereof. In this connection, please indicate your voting choices on the reverse side of this card, sign and date it, and return this card promptly in the postage paid envelope provided.


           (Continued and to be signed and dated on reverse side)

- - - ----------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                         [TALLEY INDUSTRIES LOGO]


                  YOUR VOTE IS IMPORTANT TO THE COMPANY

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

- - - ----------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------
The shares represented  by this instruction  card will be
voted in the  manner directed by the  stockholder(s).  If
no direction is given when the duly executed  instruction
card is  returned, such  shares will  be voted  "FOR" the
election of the four nominees named.                            COMMON STOCK

    ALL SHARES OF COMMON STOCK ALLOCATED TO MY ACCOUNT

Item 1 - ELECTION OF FOUR DIRECTORS to Item 2 - In his discretion serve until the annual meeting in 1997 and the Trustee appointed herein until their successors are duly elected and is authorized to vote upon
qualified.                                      any  other  business  as may
                                                properly  come  before   the
                                                meeting or  any adjournments
                                                thereof.



FOR all nominees       WITHHOLD        NOMINEES - Neil Benson, Townsend
 listed at the     AUTHORITY to vote              Hoopes, William H.
 right (except     for all nominees               Mallender and Emiel T.
as marked to the    listed at right               Nielsen, Jr.
contrary hereon)
                                       INSTRUCTION:  To  withhold  authority
                                       to vote for any individual nominee(s)
                                       write  the name  of the nominee(s) on
                                       the space below:

     /  /               /  /           _____________________________________


                                              I WILL ATTEND THE MEETING /  /

                                       (Please sign as your  name appears on
                                       this proxy. If signing for an estate,
                                       trust  or   corporation,   title   or
                                       capacity should be stated.  If shares
                                       are held jointly,  each holder should
                                       sign.  Attorneys should submit powers
                                       of attorney.)

                                       DATED: ________________________, 1994

                                       _____________________________________
                                       Signature

                                       _____________________________________
                                       Signature

Please mark your choice like this / X /

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
APPENDIX IV - FORM OF SERIES B  PREFERRED STOCK PROXY FOR TALLEY SAVINGS PLUS
              401-K PLAN

                       TALLEY SAVINGS PLUS 401-K PLAN

Voting  Instructions to Trustee For  Annual Meeting of  Stockholders,
                                May 3, 1994

     As a participant in the Talley Savings Plus 401-K Plan of Talley Industries, Inc., and affiliated companies, you have the right to give written instructions to the Plan Trustee as to the voting of certain shares of the Company's Series B preferred stock allocated to your account at the Company's Annual Meeting of Stockholders to be held on May 3, 1994 and at any and all adjournments thereof. In this connection, please indicate your voting choices on the reverse side of this card, sign and date it, and return this card promptly in the postage paid envelope provided.


           (Continued and to be signed and dated on reverse side)

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                         [TALLEY INDUSTRIES LOGO]


                  YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

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The shares represented  by this instruction  card will be
voted in the manner  directed by the  stockholder(s).  If
no direction is given  when the duly executed instruction
card is  returned, such  shares will  be voted  "FOR" the
election of the two nominees named.                          PREFERRED STOCK

    ALL SHARES OF SERIES B PREFERRED STOCK ALLOCATED TO MY ACCOUNT


Item 1 - ELECTION OF TWO DIRECTORS to serve Item 2 - In his discretion until the annual meeting in 1995 and until the Trustee appointed herein their successors are duly elected and is authorized to vote upon qualified; provided, however, that when the any other business as may Preferred Stockholders' right to elect properly come before the directors separately as a class terminates, meeting or any adjournments
the  term  of  office  of each  director so     thereof.
elected shall automatically terminate.


FOR all nominees       WITHHOLD        NOMINEES - Paul L. Foster and
 listed at the     AUTHORITY to vote              Joseph A. Orlando.
 right (except     for all nominees
as marked to the    listed at right    INSTRUCTION:  To  withhold  authority
contrary hereon)                       to vote for any individual nominee(s)
                                       write  the name  of the nominee(s) on
                                       the space below:

     /  /               /  /           _____________________________________


                                              I WILL ATTEND THE MEETING /  /

                                       (Please sign as your  name appears on
                                       this proxy. If signing for an estate,
                                       trust  or   corporation,   title   or
                                       capacity should be stated.  If shares
                                       are held jointly,  each holder should
                                       sign.  Attorneys should submit powers
                                       of attorney.)

                                       DATED: ________________________, 1994

                                       _____________________________________
                                       Signature

                                       _____________________________________
                                       Signature

Please mark your choice like this / X /

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